EXHIBIT 99.2
Community Health Systems, Inc.

Certain statements contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to statements regarding the expected timing of the completion of the Merger, statements about the benefits of the Merger, including future financial and operating results, the combined company's plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and Triad and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that the cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected; third-party relationships; actions taken by either of the companies; changes in social and political conditions such as war or terrorism, as well as general economic conditions. Additional risks and factors that may affect results are set forth in Triad's and CHS's filings with the Securities and Exchange Commission including each company's Annual Report on Form 10-K for the fiscal year ending December 31, 2006. The forward looking statements speak only as of the date of this presentation. Community Health Systems, Inc. undertakes no obligation to update these statements. Forward-Looking Statements

Wayne T. Smith Chairman, President and CEO - Community Health Systems Today's Presenters W. Larry Cash Executive Vice President and CFO - Community Health Systems

Transaction Overview Community Health Systems, Inc. has entered into a definitive merger agreement to acquire Triad Hospitals, Inc. for $54.00 per share in cash Purchase price of $6.8 billion, including indebtedness All debt financed acquisition; commitments in place Transaction subject to certain closing conditions, including the approval of Triad's stockholders and any regulatory approval Closing anticipated in three to six months Form 8K filed March 19, 2007

Strategic Rationale Create nation's largest publicly traded hospital company Excellent physical plants in attractive markets Opportunity to improve operating margins Complementary focus on rural and mid size markets Utilization of physician recruitment to drive growth Potential for significant cost synergies

Combined Company 2006 Revenues (billions) $4.4 $5.5 $9.9 Hospitals 77 53 130 States 22 17 28 Licensed Beds 9,117 9,614 18,731 Largest State - Revenue % 21% 15% 13% Sole Market Provider 85% 38% 65% Top 2-3 Provider 98% 70% 86% Community Triad Combined

Geographic Diversity Note: Triad owns one hospital in Alaska and has a management agreement with one in Ireland. Also excluded are the 170 hospitals managed by QHR. Overlapping States CYH States TRI States CYH Facilities TRI Facilities

Acquisition History CYH TRI * TOTAL 2006 8 3 11 2005 5 3 8 2004 2 2 4 2003 10 5 15 Total 25 13 38 % Acquired Last 4 Years 32.5% 24.5% 29.2% Number of Hospitals Acquired *Includes De Novos Non-Mature Market Opportunity

Creates Significant Critical Mass CYH/TRI Combined 130 18,731 $9,904 CYH 77 9,117 $4,366 HMA 58 8,400 $4,057 THC 57 14,941 $8,701 TRI 53 9,614 $5,538 LPNT 50 5,697 $2,439 UHS 24 5,139 $4,191 Combined CYH/TRI CYH UHS HMA LPNT TRI THC Hospitals Beds 2006 Revenue Number of Hospitals ($ amounts in millions)

Revenue EBITDA * 21.0% History of Strong Growth 2002 349 2003 429.1 2004 494.1 2005 573.2 2006 572 2002 2039 2003 2676.5 2004 3203.5 2005 3738.3 2006 4365.6 2002 526.5 2003 498.2 2004 591.2 2005 712.4 2006 694 7.1% 2002 3145 2003 3550.6 2004 4218 2005 4747.3 2006 5537.9 15.2% CYH TRI 13.2% * See the Unaudited Supplemental Information contained in this presentation for a definition of EBITDA (Slide 25)

2002 285.5 2003 243.7 2004 325.8 2005 411 2006 350.3 5.2% EPS Cash Flow from Operations 15.2% Opportunity for Continued Growth 2002 1.01 2003 1.33 2004 1.62 2005 2.02 2006 1.78 2002 358.2 2003 363.7 2004 358.1 2005 419.6 2006 303.4 -4.1% 6.6% CYH TRI 2002 1.84 2003 1.29 2004 1.72 2005 2.74 2006 2.38

Similar Corporate Values Improve the quality of healthcare services provided Build strong physician relations Recognize the value of employees Strategic focus on rural and mid size markets

FINANCIAL DISCUSSION W. Larry Cash Executive Vice President and CFO

Transaction Summary Sources and Uses ($ in billions) Sources Total Debt $9.1 Total Sources $9.1 Uses Purchase TRI Equity $5.0 Retire Existing TRI / CYH Debt 3.6 Transaction Expenses and Break-up Fee 0.5 Total Uses $9.1 Pro Forma Capitalization ($ in billions) Stand-Alone Pro Forma 12/31/06 12/31/06 Total Debt 1.9 9.1 Equity Market Cap (as of 3/16/07) 3.5 3.5 Total Capitalization $5.4 $12.6 Total Debt / LTM Adj. EBITDA 2.8x 6.3x LTM Adj. EBITDA $0.7 $1.4 Adjusted EBITDA Reconciliation ($ in millions) Pro Forma 12/31/06 Community EBITDA $572 Triad EBITDA 694 Total EBITDA $1,266 Adjustments 174(1) Total Adj. EBITDA $1,440 (1) Excludes one-time CYH 3Q 06 bad debt expense and CYH / TRI stock compensation expense, includes pro forma adjustments for full year effect of acquisitions and $40 million of first full calendar year of synergies. Credit Suisse and Wachovia have committed $10.3 billion in debt financing Includes $1.25 billion of available capital Triad Acquisition Multiple Paid 2006 Revenue 1.2x 2006 EBITDA (before Synergies) 9.8x

Selected 2006 Results Beds 3,183 Revenue $1,980 EBITDA * $ 336 Margin 17.0% Average Bed Size 227 Hospitals with Over $100 Million Revenue ($ in millions) CYH 14 Hospitals * Excludes allocation of corporate overhead and includes the allocation of third quarter bad debt adjustment

$40-50 million of operating synergies in first full calendar year Guidance Withdrawn for 2007 Will provide for 2008 in late 2007 / early 2008 Likely expect some dilution in 2008 vs. current consensus Likely accretive in 2009 Committed to deleveraging balance sheet Financial Guidance

Net Revenue EBITDA * Consolidated ($ in millions) Pro Forma Financials CYH TRI 2004 3203.5 4218 2005 3738.3 4747.3 2006 4365.6 5537.9 CYH TRI 2004 494.1 591.2 2005 573.2 712.4 2006 572 694 Note: EBITDA as reported TRI CYH * See the Unaudited Supplemental Information contained in this presentation for a definition of EBITDA (Slide 25)

Adjusted Admissions 2002 0.051 2003 -0.003 2004 0.012 2005 0.018 2006 0.009 5 Yr Avg 0.017 2002 0.045 2003 0.02 2004 0.033 2005 0.002 2006 0.025 5 Yr Avg 0.025 Admissions Comparable Same Store Growth TRI CYH 2002 0.045 2003 0.012 2004 -0.002 2005 0.021 2006 0.011 5 Yr Avg 0.017 2002 0.042 2003 0.013 2004 0.025 2005 0.007 2006 0.018 5 Yr Avg 0.021

Revenue Revenue per Adjusted Admission Comparable Same Store Growth CYH TRI 2002 0.043 2003 0.09 2004 0.053 2005 0.071 2006 0.061 5 Yr Avg 0.064 2002 0.09 2003 0.075 2004 0.058 2005 0.065 2006 0.068 5 Yr Avg 0.071 2002 0.098 2003 0.086 2004 0.066 2005 0.09 2006 0.07 5 Yr Avg 0.082 2002 0.126 2003 0.075 2004 0.088 2005 0.065 2006 0.092 5 Yr Avg 0.089

Payor Mix Net Revenue by Payor Source Managed Care & Other Medicaid Medicare Self Pay 46.4 11 30.7 11.9 Self Pay Managed Care and Other Medicaid Medicare CYH Managed Care & Other Medicaid Medicare Self Pay 55.6 5.2 29.5 9.7 Self Pay Managed Care and Other Medicaid Medicare TRI 11.0% 5.2% Note: As of 12/31/06

CYH and TRI Income Statements for the Year Ended December 31, 2006 Net operating revenues $4,366 100% $5,538 100% Operating expenses: Salaries and benefits 1,741 39.9% 2,233 40.3% Provision for bad debts 548 12.6% 577 10.4% Supplies 510 11.7% 958 17.3% Other operating expenses 995 22.8% 1,120 20.2% Minority Interest and equity in earnings 3 - (22) (0.4%) Depreciation and amortization 189 4.3% 230 4.2% ESOP expense - - 13 0.2% Gain on sale of asset - - _ _(6) (0.1%) Total expenses 3,986 91.3% 5,103 92.1% Income from operations 380 8.7% 435 7.9% Interest expense, net 102 2.3% 95 1.8% Income from continuing operations before income taxes 278 6.4% 340 6.1% Provision for income taxes 107 2.5% 132 2.4% Income from continuing operations $171 3.9% $208 3.7% Earnings per common share - diluted Income for continuing operations $1.78 $2.38 Weighted average number of share outstanding (diluted) 96,233 87,153 ($ in millions, except per share data) % of % of CYH Revenues TRI Revenues

($ in millions) CYH TRI Current assets Cash and cash equivalents $ 41 $ 209 Patient accounts receivable 774 918 Supplies 113 149 Other current assets 94 219 Total current assets 1,021 1,494 Property, plant and equipment (net of depreciation) 1,987 2,940 Goodwill 1,337 1,360 Other Assets 163 440 Total Assets $4,507 $6,234 Current Liabilities Current maturities of long-term debt 35 21 Accounts payable 248 250 Other current liabilities 292 330 Total current liabilities 575 602 Long-term debt 1,906 1,684 Deferred income taxes 142 194 Other long-term liabilities 161 528 Stockholders' equity 1,724 3,226 Total liabilities and stockholders' equity $4,507 $6,234 CYH and TRI Balance Sheet as of December 31, 2006

SUMMARY

Community Health and Triad A Strategic Step for the Future Increase overall scale and further enhance geographic diversity 130 hospitals in 28 states Six new states for CHS Drive operational efficiencies and achieve synergies Upside potential in non-mature markets as well as de novo markets Experienced management team

CHS Is The Premier Hospital Company Market Dominant and Geographically Diversified Strong Asset Base with Room for Growth Attractive Market Segment Experienced and Effective Management Team Acquisition Growth Opportunities Proven Formula Consistent Financial Performance Significant Potential Revenue and Profit Upside

Unaudited Supplemental Information EBITDA consists of income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted to exclude discontinued operations and minority interest in earnings. The Company has from time to time sold minority interests in certain of our subsidiaries or acquired subsidiaries with existing minority interest ownership positions. The Company believes that it is useful to present adjusted EBITDA because it excludes the portion of EBITDA attributable to these third party interests and clarifies for investors the Company's portion of EBITDA generated by continuing operations. The Company uses adjusted EBITDA as a measure of liquidity. The Company has included this measure because it believes it provides investors with additional information about the Company's ability to incur and service debt and make capital expenditures. Adjusted EBITDA is the basis for a key component in the determination of the Company's compliance with some covenants under our senior secured credit facility, as well as to determine the interest rate and commitment fee payable under the senior secured credit facility. Adjusted EBITDA is not a measurement of financial performance or liquidity under generally accepted accounting principles. It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from adjusted EBITDA are significant components in understanding and evaluating financial performance and liquidity. This calculation of adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.